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                                                                EXHIBIT 10.16







June 6, 1997



Mr. Robert L. Norton
President
Florists' Transworld Delivery, Inc.
3113 Woodcreek Drive
Downers Grove, IL 60515

Dear Bob:

        This letter confirms our prior agreement that the EBITDA targets for FTD's 1997 fiscal year specified in the Key Management Incentive Plan shall replace the EBITDA targets for FTD's 1997 fiscal year set forth in your October 17, 1997 letter.



                                                Sincerely,


                                                /s/ Richard Perry

                                                Richard Perry
                                                Chairman of the Board

Accepted as of this
6th day of June, 1997:

/s/ Robert L. Norton
--------------------
Robert L. Norton